The Glenmede Fund, Inc.
The Glenmede Portfolios

Supplement dated October 6, 2008 to the
Money Market Portfolios and Bond Portfolios Prospectus
Dated February 28, 2008

Government Cash Portfolio and Tax-Exempt Cash Portfolio

This Supplement modifies the Prospectus dated February 28, 2008. Please keep this supplement and read it together with the Prospectus.

On October 6, 2008, the Board of Directors of The Glenmede Fund, Inc. approved the participation by the Government Cash Portfolio and the Tax-Exempt Cash Portfolio (the “Portfolios”) in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Program”) for money market funds. The Program seeks to protect the net asset value of shares of a shareholder of record in the Portfolios at the close of business on September 19, 2008. To the extent that sufficient funds are available in the Program, a shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of a Portfolio, if the Portfolio’s market-based net asset value per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 in the respective Portfolio or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 that exceed the number of shares owned by that shareholder in the Portfolio on September 19, 2008 will not be covered by the Program.

The program terminates on December 18, 2008, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program, the Board of Directors will consider whether to continue to participate.

Each Portfolio will bear the expense of its participation in the Program. The fee for participation in the Program for the first three months is 0.01% of the net asset value of each Portfolio, as of September 19, 2008.

Any questions regarding the Portfolios’ participation in the Program should be addressed to The Glenmede Fund, Inc. at 1-800-442-8299.